Exhibit 10.2
August 4, 2008
Bell Microproducts Inc.
1941 Ringwood Avenue
San Jose, CA 95131

Re:	Securities Purchase Agreement dated as of October 2, 2006 (the “2006 Securities
Purchase Agreement”) among Bell Microproducts Inc. (the “Company”) and The Teachers’ Retirement System of Alabama and The Employees’ Retirement System of Alabama (collectively “2006 Investor”)
Gentlemen and Ladies,
The 2006 Investor (a) understands and acknowledges that the Company is in the process of restating its financial statements and that the Company has been and will be unable to timely deliver the various financial statements and SEC reports as required in the 2006 Securities Purchase Agreement; (b) agrees that the Company shall have until December 31, 2008 to deliver the 2006 annual financial statements, March 31, 2009 to deliver the 2007 annual financial statements, and June 30, 2009 to deliver the 2008 annual financial statements; (c) waives any defaults which may otherwise arise or result from the failure to timely deliver each such financial statement and the related SEC report for time periods prior to the due date therefor set forth in clause (b) above; (d) waives any defaults which may otherwise arise or result from any representation or warranty made or deemed made with respect to the previously delivered financial statements which are the subject of the restatement and the related SEC reports; and (e) waives any defaults which may otherwise arise or result from any covenant requiring the filing of the SEC reports (with the SEC) prior to December 31, 2008 with respect to the 2006 fiscal year, March 31, 2009 with respect to the 2007 fiscal year, and June 30, 2009 with respect to the 2008 fiscal year.
(THE SIGNATURE PAGE FOLLOWS.)

(Signature page to the August 4, 2008 letter to Bell Microproducts Inc.)
Very truly yours,
2006 INVESTOR:

THE TEACHERS’ RETIREMENT SYSTEM OF ALABAMA

By: Name:	/s/ David G. Bronner David G. Bronner
Title:	Chief Executive Officer

THE EMPLOYEES’ RETIREMENT SYSTEM OF ALABAMA

By: Name:	/s/ David G. Bronner David G. Bronner
Title:	Chief Executive Officer